CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.24

          AMENDMENT TO THE LICENSE AGREEMENT BY AND BETWEEN GEN-PROBE
         INCORPORATED, BIOANALYSIS LIMITED AND THE UNIVERSITY OF WALES
                   COLLEGE OF MEDICINE DATED JANUARY 21, 1986

This Agreement is entered into as of this 19th day of November, 1998 by and between Gen-Probe Incorporated, 10210 Genetic Center Drive, San Diego, California 92121 ("Gen-Probe"), Bioanalysis Limited, 5 Chiltern Close, Cardiff Industrial Park, Cardiff CF4 5DL, United Kingdom ("Bioanalysis") and the University of Wales College of Medicine, Heath Park, Cardiff CF4 4XN, United Kingdom ("UWCM").

WHEREAS, Gen-Probe, Bioanalysis and UWCM are parties to a License Agreement dated January 21, 1986 (the "Agreement"); and

WHEREAS, the parties desire to make certain modifications to the Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

Article 1, Subpart G of the Agreement shall be amended to read as follows:

"LICENSED PRODUCTS" shall mean products for

     (a) Disease Testing:

     (b) all testing for detecting and monitoring of levels of all bacteria as a screen for corrosion-causing microorganisms (through the use of probes to conserved sequences) in [***]; and

     (c) all testing for detecting or monitoring of two types of corrosion-causing microorganisms which have been isolated by [***] (one of which is believed to be a member of the genus [***] and the other of which is believed to be a member of the genus [***]), which (i) incorporate Bioanalysis' Confidential Information and/or subject material within the scope of any valid claims of any patent in the University Patent Rights or the Bioanalysis Patent Rights and (ii) utilize nucleic acid hybridization technology in such testing.

[***]

IN WITNESS WHEREOF, Gen-Probe, Bioanalysis and UWCM have duly executed this Amendment on the dates indicated below.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

GEN-PROBE INCORPORATED                            BIOANALYSIS, LTD.


/s/ H.L. Nordhoff                                  /s/ JJ Woodhead
-----------------------------                     ------------------------------
Signature                                         Signature

     H.L. Nordhoff                                     JJ Woodhead
-----------------------------                     ------------------------------
Name                                              Name
        CEO                                               Director
-----------------------------                     ------------------------------
Title                                             Title
     11-24-98                                               11.20.1998
-----------------------------                     ------------------------------
Date                                              Date


UNIVERSITY OF WALES
COLLEGE OF MEDICINE

/s/     C.B. Turner
-----------------------------
Signature
     C.B. Turner
-----------------------------
Name
     Secretary
-----------------------------
Title
         7.12.98
-----------------------------
Date









                                  Page 2 of 2